Note 10 - Options (Detail) - Fair Value Assumptions of Option Awards (USD $)	12 Months Ended
	Nov. 30, 2012	Nov. 30, 2011	Nov. 30, 2010
The weighted average grant date fair value per options granted (in Dollars per share)	$ 2.51	$ 1.84	$ 1.59
Broker Options [Member]
Volatility	64.70%	63.80%
Risk-free interest rate	0.08%	0.02%
Expected life (in years)	10 years	7 years 281 days
Dividend yield	0.00%	0.00%
The weighted average grant date fair value per options granted (in Dollars per share)	$ 2.51	$ 1.86